Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

                           Maplewood Investment Trust

                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee due.
[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or Item
     22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing party:


     4)   Date filed:

                        THE MISSISSIPPI OPPORTUNITY FUND
--------------------------------------------------------------------------------

Investment Advisor                                        Shareholder Service
Vector Money Management, Inc.                             P.O. Box 5354
4266 I-55 North, Suite 102                                Cincinnati, Ohio 45201
Jackson, Mississippi 39211                                (800) 580-4820

February 17, 1999

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of The Mississippi Opportunity Fund (the "Fund"), a series of Maplewood Investment Trust. The Special Meeting is to be held on March 29, 1999 at 10:00 a.m., Central time, at the offices of Vector Money Management, Inc. (the "Adviser"), 4266 I-55 North, Suite 102, Jackson, Mississippi 39211.

     You are asked to cast your vote to elect a new slate of trustees and to ratify or reject the selection of KPMG Peat Marwick LLP as the Fund's independent public accountants for the current fiscal year.

     The current Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" approval of each of the two proposals.

     Regardless of the number of shares you own it is important that they are represented and voted. If you cannot personally attend the special shareholders' meeting, we would appreciate you promptly voting, signing and returning the enclosed proxy in the postage paid envelope provided.

Very truly yours,

/s/ Ashby M. Foote, III

Ashby M. Foote, III
President

                           MAPLEWOOD INVESTMENT TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                 March 29, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Mississippi Opportunity Fund

The undersigned hereby appoints Allen C. Tye and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on March 29, 1999 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February 17, 1999.


                                        Date: __________________________________

                                        NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.


                                        ________________________________________


                                        ________________________________________

                                        Signature(s) PLEASE SIGN ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
PROPOSALS DESCRIBED HEREIN.

1. Authority to vote for the election of all nominees for trustee as listed below.

     FOR                        WITHHOLD
     [   ]                      [   ]

     David C. Barton
     Bill M. Brister
     Ashby M. Foote, III
     Paul G. Moak, Jr.
     Leland R. Speed

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

     ---------------------------------------------------------------------------

2. With respect to the ratification or rejection of the selection of KPMG Peat Marwick, LLP as the Fund's independent public accountants for the current fiscal year.

     FOR                        AGAINST                   ABSTAIN
     [   ]                      [   ]                     [   ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           MAPLEWOOD INVESTMENT TRUST
                          MISSISSIPPI OPPORTUNITY FUND
--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 29, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of The Mississippi Opportunity Fund (the "Fund"), a series of Maplewood Investment Trust, will be held at the offices of Vector Money Management, Inc., (the "Adviser"), 4266 I-55 North, Suite 102, Jackson, Mississippi 39211, on March 29, 1999 at 10:00 a.m., Central time, to consider and vote on the following matters:

1. To elect five trustees, each to serve until his successor is duly elected and shall qualify;

2. To ratify or reject the selection of KPMG Peat Marwick LLP as the Fund's independent public accountants for the current fiscal year; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on February 11, 1999 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By the order of the Board of Trustees

                                        /s/ John F. Splain

                                        John F. Splain
                                        Secretary

February 17, 1999

--------------------------------------------------------------------------------
Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                           MAPLEWOOD INVESTMENT TRUST

                     SPECIAL MEETING OF THE SHAREHOLDERS OF
                        THE MISSISSIPPI OPPORTUNITY FUND
                          To Be Held on March 29, 1999

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Maplewood Investment Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. This Proxy Statement and form of proxy were first mailed to shareholders on or about February 17, 1999.

     The special meeting of shareholders has been called for the purposes of considering and voting on the election of five individuals to the Board of Trustees and the selection of KPMG Peat Marwick LLP as the Fund's independent public accountants for the current fiscal year.

     The Trust currently has a single series, The Mississippi Opportunity Fund. The investment objective of the Fund is to provide long-term growth by investing in the common stocks and other equity securities of publicly traded companies headquartered in Mississippi and those companies having a significant presence in the state. Vector Money Management, Inc. (the "Adviser"), 4266 I-55 North, Suite 102, Jackson, Mississippi 39211, is retained by the Fund to manage the Fund's investments. Management of the Adviser has stated its desire to seat a Board of Trustees who are residents of Mississippi and who have business connections in Mississippi and are familiar with the economy of the state. The members of the current Board of Trustees, Jack E. Brinson, David S. Brollier, O. James Peterson III, and Christopher J. Smith have determined that the appointment of a new Board is in the best interests of the Fund's shareholders, and all have agreed to resign as Trustees effective with the election of a new slate of Trustees.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed which has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     THE FUND'S MOST RECENTLY PUBLISHED ANNUAL REPORT AND SEMIANNUAL REPORT ARE AVAILABLE AT NO CHARGE BY WRITING TO THE TRUST AT P.O. BOX 5354, CINCINNATI, OHIO 45201-5354, OR BY CALLING THE TRUST NATIONWIDE (TOLL-FREE) 800-580-4820. THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDING FEBRUARY 28, 1999 WILL BE MAILED TO SHAREHOLDERS ON OR BEFORE APRIL 29, 1999.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Trustees has fixed the close of business on February 11, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date there were 239,812.013 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

     On February 11, 1999, Harmon and Company, c/o Trustmark National Bank Trust Department, P.O. Box 291, Jackson, Mississippi 39205, owned of record 8.7% of the Fund's outstanding shares. According to information available to the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares on the record date.

     If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a plurality of the outstanding shares of the Fund is required for approval of the election of five individuals to the Board of Trustees (Proposal I). If a quorum is present at the meeting but sufficient votes to approve any matter are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     The Trustees of the Trust intend to vote all their shares in favor of the proposals described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of the Fund's outstanding shares on the record date.

     OTHER INFORMATION. CW Fund Distributors, Inc. serves as the Fund's principal underwriter. Countrywide Fund Services, Inc. serves as the Fund's administrator, transfer and dividend disbursing agent, and accounting and pricing agent. The address of CW Fund Distributors, Inc. and Countrywide Fund Services, Inc. is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. CW Fund Distributors, Inc. and Countrywide Fund Services, Inc. are wholly-owned indirect subsidiaries of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

I.   ELECTION OF TRUSTEES

     Five nominees are to be elected, each to serve until his successor is duly elected and shall qualify. The following table sets forth certain information regarding each nominee for election as a trustee by shareholders.

Name and Principal                                          Amount of
Occupation During                                           Beneficial
the Past Five Years                                         Ownership         Estimated
Directorships of                               Trustee      of Shares of      Annual
Public Companies                    Age        Since        the Trust(1)      Compensation(2)
---------------------------------------------------------------------------------------------
DAVID C. BARTON                     59         Nominee      1,693.909            $1,000
President of APAC-
Mississippi Inc. and Regional
Vice President of APAC Inc.,
both highway contracting
companies; Owner, Barton
Farms

BILL MALCOLM BRISTER                48         Nominee           None            $1,000
Professor, Millsaps
College, Jackson, MS

*ASHBY M. FOOTE, III                47         Nominee      1,255.441              None
President, Vector
Money Management, Inc.
(the "Adviser")

PAUL GREER MOAK, JR.                50         Nominee        909.786            $1,000
President of Paul Moak
Pontiac, Inc. and Paul
Moak of Ridgeland, Inc.,
both automobile dealerships

                                        3

Name and Principal                                          Amount of
Occupation During                                           Beneficial
the Past Five Years                                         Ownership         Estimated
Directorships of                               Trustee      of Shares of      Annual
Public Companies                    Age        Since        the Trust(1)      Compensation(2)
---------------------------------------------------------------------------------------------
LELAND R. SPEED                     66         Nominee      1,005.714            $1,000
Chairman, Delta Industries,
Inc.; Chairman, East Group
Properties, Inc.; Chairman,
Parkway Properties, Inc.;
Director, Farm Fish, Inc.;
Director, ChemFirst, Inc.;
Director,  Mississippi
Valley Gas Co.; Director,
KLLM Transport Services, Inc.

     (1)  Voting and investment power as of February 11, 1999.

     (2) Management of the Adviser intends to propose that each trustee that is not affiliated with the Trust or the Adviser receive a fee equal to $250 for each regularly scheduled meeting of the Trust attended and reimbursement for all out-of-pocket expenses incurred in attending such meetings. Such compensation is subject to the Board's approval.

     * Ashby M. Foote, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Foote may directly or indirectly receive benefits from the advisory fees paid to the Adviser as a result of such affiliation.

All nominees have consented to being named in this proxy statement and have agreed to serve if elected.

     EXECUTIVE OFFICERS. The Trust's executive officers are set forth below. The business address of Robert G. Dorsey, Mark J. Seger and John F. Splain is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

Name and Principal Occupation                          Officer    Position with
During the Past Five Years                     Age     Since      the Trust
--------------------------------------------------------------------------------
ASHBY M. FOOTE, III                            47      1994       President
(See Page 3)

ROBERT G. DORSEY                               42      1996       Vice President
President and Treasurer of Countrywide
Fund Services, Inc., a transfer agent,
and CW Fund Distributors, Inc., a
broker-dealer; First Vice President and
Treasurer of Countrywide Financial
Services, Inc., a holding company, and
Countrywide Investments, Inc., an
investment adviser and broker-dealer;
Vice President, Countrywide Investment
Trust, Countrywide Tax-Free Trust and
Countrywide Strategic Trust, registered
investment companies.

JOHN F. SPLAIN                                 42      1996       Secretary
First Vice President, Secretary and
General Counsel of Countrywide Fund
Services, Inc., CW Fund Distributors,
Inc., Countrywide Financial Services,
Inc. and Countrywide Investments, Inc.;
Secretary of Countrywide Investment
Trust, Countrywide Tax-Free Trust and
Countrywide Strategic Trust.

MARK J. SEGER                                  37      1996       Treasurer
First Vice President of Countrywide Fund
Services, Inc. and CW Fund Distributors,
Inc.; Treasurer of Countrywide
Investment Trust, Countrywide Tax-Free
Trust and Countrywide Strategic Trust

II.  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP has been selected as the Fund's independent public accountants for the fiscal year ending February 28, 1999 by the Board of Trustees, including a majority of the Independent Trustees. The employment of KPMG Peat Marwick LLP is conditional upon the right of the Fund, by a vote of a majority of its outstanding shares, to terminate such employment without any penalties.

     KPMG  Peat  Marwick  LLP  has  acted  as  the  Fund's   independent  public
accountants since commencement of the Fund's operations.

If the Fund's shareholders do not ratify the selection of KPMG Peat Marwick LLP, other certified public accountants will be considered for selection by the Board of Trustees.

     Representatives of KPMG Peat Marwick LLP are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of KPMG Peat Marwick LLP are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

III. OTHER BUSINESS

     The proxy holders have no present intention of bringing any matter before the meeting other than that specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                        By Order of the Board of Trustees

                                        /s/ John F. Splain

                                        John F. Splain
                                        Secretary

Date: February 16, 1999

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.